Please file this Prospectus Supplement with your records.


               STRONG MUNICIPAL ADVANTAGE FUND

      Supplement to Prospectus dated December 29, 1995



Effective immediately, Strong Capital Management, Inc., the
Fund's investment advisor, has voluntarily agreed to waive all of its management fee and to absorb all of the Fund's operating expenses until at least December 31, 1996.


  The date of this Prospectus Supplement is March 18, 1996.